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                                                                EXHIBIT 10.17(F)

                               SIXTH AMENDMENT TO
                            INVESTOR RIGHTS AGREEMENT


                  THIS SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (the "Sixth Amendment") is entered into this 24th day of March, 2004, by and among Animas Corporation, a Delaware corporation (the "Company"), certain holders of the Company's Series A Preferred Stock (the "Series A Investors"), $.01 par value per share (the "Series A Preferred Stock"), certain holders of the Company's Series B Convertible Preferred Stock (the "Series B Investors"), $0.01 par value per share (the "Series B Preferred Stock"), and the Company's Series C Convertible Preferred Stock(the "Series C Investors," and collectively with the Series A Investors and Series B Investors, the "Investors"), $0.01 par value per share (the "Series C Preferred Stock").


                  WHEREAS, the Company and the Series A Investors are parties to an Investor Rights Agreement dated as of January 28, 2000 (the "Original Agreement"), as amended by that certain First Amendment to Investor Rights Agreement dated as of January 22, 2001 (the "First Amendment"), as amended by that certain Second Amendment to Investor Rights Agreement dated as of October 11, 2001 (the "Second Amendment"), as amended by that certain Third Amendment to Investor Rights Agreement dated as of May 13, 2002 (the "Third Amendment"), as amended by that certain Fourth Amendment to Investor Rights Agreement dated as of January 21, 2003 (the "Fourth Amendment"), and as amended by that Fifth Amendment to Investor Rights Agreement dated as of November 18, 2003 (the "Fifth Amendment," and collectively with the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment and with all joinders thereto, the "Investor Rights Agreement");

                  WHEREAS, the Series A Investors hold shares of the Company's Series A Preferred Stock and possess certain registration and other rights with respect to such Series A Preferred Stock under the Investor Rights Agreement;

                  WHEREAS, the Company previously sold and issued 1,500,000 shares of Series B Preferred Stock to the Series B Investors, pursuant to a Series B Convertible Preferred Stock Purchase Agreement dated January 22, 2001 (the "Series B Purchase Agreement");

                  WHEREAS, in connection with and consideration for the execution and delivery of the Series B Purchase Agreement, the Company extended certain registration and other rights to the Series B Investors, pursuant to a Registration Rights Agreement dated January 22, 2001 and entered into by and among the Company and the Series B Investors (the "Registration Rights Agreement");

                  WHEREAS, pursuant to the First Amendment, the Company and certain of the Series A Investors amended the Original Agreement to enable the Series B Investors to receive certain registration and other rights under the Registration Rights Agreement, which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

                  WHEREAS, subsequently, the Company sold and issued 200,000 shares of Series C Preferred Stock, including the Additional Series C Preferred Stock (as defined in the Third

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Amendment) to the Series C Investors, pursuant to a Series C Convertible
Preferred Stock Purchase Agreement dated October 11, 2001 (as amended, the "Series C Purchase Agreement");

                  WHEREAS, in connection with and consideration for the Series C Purchase Agreement, the Company and the Series A Investors extended certain registration and other rights to the Series C Investors, pursuant to an Amended and Restated Registration Rights Agreement entered into by and among the Company, the Series B Investors and the Series C Investors (as amended, the "Amended and Restated Registration Rights Agreement");

                  WHEREAS, the Company and the Series A Investors amended the Original Agreement and terminated the First Amendment by entering into the Second Amendment to enable the Series B Investors and the Series C Investors to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

                  WHEREAS, the Company and certain Investors further amended the Original Agreement by entering into the Third Amendment;

                  WHEREAS, the Company and certain Investors further amended the Original Agreement by entering into the Fourth Amendment to enable the purchasers (a "Unit Purchaser" and, collectively, "Unit Purchasers") of the Company's units (the "Units"), consisting of one (1) share of Series C Preferred Stock and a warrant to purchase nine-tenths (0.9) of one (1) share of Series C Preferred Stock (the "Warrants"), issued pursuant to Unit Purchase Agreements dated January 21, 2003 and March 21, 2003, among the Company and the purchasers thereunder, to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement, which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

                  WHEREAS, the Company and certain Investors further amended the Original Agreement by entering into the Fifth Amendment to enable a Unit Purchaser of the Units, issued pursuant to a Unit Purchase Agreement dated November 18, 2003, among the Company and the purchaser thereunder, to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement, which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

                  WHEREAS, certain Unit Purchasers acquired Units from the Company pursuant to a Unit Purchase Agreement dated January 21, 2003, a Unit Purchase Agreement dated March 21, 2003, a Unit Purchase Agreement dated November 18, 2003 or any other Unit Purchase Agreement pursuant to which certain holders of the Company's capital stock acquire Units in the Company;

                  WHEREAS, the Company refinanced and increased its line of credit pursuant to the Loan and Security Agreement dated as of November 7, 2003 (the "2003 SVB Line of Credit"), by and among the Company, Animas Diabetes Care, LLC and Silicon Valley Bank, a California chartered bank ("SVB"), and in connection with the 2003 SVB Line of Credit, issued

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a warrant to purchase 5,000 shares of Series C Preferred Stock to SVB (the "2003
SVB Warrant");

                  WHEREAS the Company and the Holders (as defined in the Fourth Amendment to Amended and Restated Registration Rights Agreement , dated as of the date herein) desire to amend the Amended and Restated Registration Rights Agreement to subject all Unit Purchasers to those certain rights and obligations as set forth in the Amended and Restated Registration Rights Agreement;

                  WHEREAS, the Company and the Holders (as defined in the Fourth Amendment to Amended and Restated Registration Rights Agreement , dated as of the date herein) desire to amend the Amended and Restated Registration Rights Agreement to make all Warrants and the 2003 SVB Warrant subject to the Registration Rights Agreement;

                  WHEREAS, the Company and the Investors desire to amend the Investor Rights Agreement to enable the Unit Purchasers and SVB to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement, which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors; and

                  WHEREAS, Section 5 of the Second Amendment, and Sections 2.9 and 2.10 of the Original Agreement, which apply with equal force and effect to this Sixth Amendment, provide that the Investor Rights Agreement, may be amended or modified upon the written consent of (i) the Company, (ii) the Initial Series B Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least 60% of the votes entitled to be cast by the holders of Series B Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares, (iii) the Initial Series C Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least 60% of the votes entitled to be cast by the holders of Series C Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, (iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) then outstanding, solely with respect to such Registrable Securities, and (v) the holders of a majority of the Registrable Securities then outstanding (for purposes of this Sixth Amendment, collectively, the "Requisite Shares").

                  NOW THEREFORE, in consideration of the premises of the mutual promises, covenants and agreement contained in this Sixth Amendment, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                  1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Investor Rights Agreement.

                  2.       Amendments to Investor Rights Agreement.

                           a.       Additional Defined Terms. The following
additional defined terms are hereby added to the Investor Rights Agreement:

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                                    i)       "Unit Purchase Agreements" shall
mean, collectively, that certain Unit Purchase Agreement dated January 21, 2003 (together with all joinders thereto), that certain Unit Purchase Agreement dated March 21, 2003 (together will all joinders thereto), that Unit Purchase Agreement dated November 18, 2003 (together will all joinders thereto), and any other Unit Purchase Agreement among the Company and any other parties thereto pursuant to which such other party or parties acquired Units.

                           b.       Amendments to Existing Definitions. The
following existing defined terms of the Investor Rights Agreement are hereby amended:

                                    i)       The term "Amended and Restated
Registration Rights Agreement" shall be amended in its entirety and, from and after the date hereof, shall mean the Amended and Restated Registration Rights Agreement, dated October 11, 2001, as amended by the First Amendment to the Amended and Restated Registration Rights Agreement, dated May 13, 2002, the Second Amendment to the Amended and Restated Registration Rights Agreement, dated January 21, 2003, the Third Amendment to the Amended and Restated Registration Rights Agreement, dated November 18, 2003, and the Fourth Amendment to the Amended and Restated Registration Rights Agreement, dated as of the date of this Sixth Amendment, in each case among the Company and the persons identified therein;

                                    ii)      The term "SVB Warrants" shall be
amended in its entirety and, from and after the date hereof, shall mean any warrants issued or which may be issued to SVB to purchase up to 10,000 shares (subject to adjustment for stock splits, dividends, reclassifications, exchanges, combinations or substitutions) of Series C Preferred Stock (including but not limited to those certain warrants to purchase 5,000 shares of Series C Preferred Stock issued to SVB on November 4, 2002 and those certain warrants to purchase 5,000 shares of Series C Preferred Stock issued to SVB on December 31,
2003); and

                                    iii)     The term "Unit Purchase Agreement"
shall be deleted from this Agreement and replaced in its entirety with the definition of "Unit Purchase Agreements" described above.

                  3. Further Effect of Original Agreement. Except as otherwise amended herein, all other provisions of the Investor Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  4. Governing Law. This Sixth Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

                  5. Counterparts; Facsimile Execution. This Sixth Amendment may be executed in any number of counterparts, including by facsimile signature, each of which shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

                  6. Effective Time. This Sixth Amendment shall become effective and legally binding upon the Company and the other parties hereto, and shall be deemed to effectively amend the Investor Rights Agreement, when one or more counterparts hereof,

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individually or taken together, shall bear the signatures of the holders of the
Requisite Shares (or their designated representatives).

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                  IN WITNESS WHEREOF, the parties hereto have executed, or
caused this Sixth Amendment to Investor Rights Agreement to be executed by its duly authorized officer or other representative, on the date and year first above written.

ANIMAS CORPORATION

By: \s\ Richard A. Baron
    ------------------------------
Name: Richard A. Baron
Title: Vice President and
       Chief Financial Officer

\s\ Katherine Crothall
-----------------------------------
KATHERINE CROTHALL, PRESIDENT
AND CHIEF EXECUTIVE OFFICER OF
ANIMAS CORPORATION, SIGNING
PURSUANT TO THE POWER OF
ATTORNEY GRANTED BY:

KATHERINE CROTHALL                     JOSEPH BYRUM
GRAEME CROTHALL                        TENNYSON FUND II, LLLP
PETER LAAKMANN TRUST                   ROY CARMINE AMERENA
KAREN LAAKMANN TRUST                   FRANCESCA L. AMERENA
CHRISTINE LAAKMANN TRUST               MICHAEL A. RUSSELL
GAYLE LAAKMANN TRUST                   D.L.O. HURST
GWEN CROTHALL TRUST                    D.M. BLACK/VALERIE M. BLACK
WILLIAM A. GRAHAM, IV                  JAMES W. FOX, IV
TRUST UNDER AGREEMENT FOR              JOHN N. SPINK
WILLIAM A. GRAHAM, V                   GRAHAME PETER MURRAY
TRUST UNDER AGREEMENT FOR              CHRIS COYNE
LAURA M. GRAHAM                        GREG COYNE
HLM/UH FUND L.P.                       CITY NATIONAL BANK TTEE FBO
HLM OPPORTUNITIES FUND, L.P.           DWT/PARSONS
HLM/CB FUND II, L.P.                   DONALD A. SIVICK, JR
LIBERTY ADVISORS, INC.                 DANIEL W. K. NG
LIBERTY VENTURES I, L.P.               MICHAEL J. MITCHELL
LIBERTY VENTURES II, L.P.              JOHN C. TOMPKINS
TDH CAPITAL PARTNERS                   SARA LEE TOMPKINS
ANVERS L.P.                            WILLIAM KEANE
ANVERS II L.P.                         PILGRIM BAXTER HYBRID PARTNERS II, L.P.
                                       NG ASSOCIATES

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